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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                        PURSUANT TO SECTION 13 OR 15 (d)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported):  April 13, 1995

                              BJ SERVICES COMPANY
             (Exact name of registrant as specified in its charter)


          Delaware                     1-10570                    63-0084140
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)    (IRS EMPLOYER IDENTIFICATION
      OF INCORPORATION)                                              NO.)


                             5500 N.W. Central Dr.
                              Houston, Texas 77092
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES)


                                 (713) 462-4239
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 5.         OTHER EVENTS

                Filed as Exhibit 99.1 hereto is the registrant's press release, dated April 13, 1995, announcing the approval and adoption of the Agreement and Plan of Merger, dated as of November 17, 1994, between BJ Services Company ("BJ Services") and The Western Company of North America, a Delaware corporation ("Western"), as amended as of March 7, 1995 (the "Merger Agreement"), by the stockholders of BJ Services and Western at the Special Meetings of such stockholders held April 13, 1995 and the consummation on such date of the merger of Western with and into BJ Services.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c)    Exhibits:

                     Exhibit
                     Number   Description
                     -------  -----------

                     99.1 Press Release dated April 13, 1995 of BJ Services Company





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                                   SIGNATURE


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BJ SERVICES COMPANY



Dated:  April 14, 1995                    By:   /s/ Margaret B. Shannon
                                              ----------------------------------
                                                    Margaret B. Shannon
                                                    Vice President and
                                                      General Counsel





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                                 EXHIBIT INDEX



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
Exhibit
Number             Description
- ------             -----------
99.1           Press Release dated April 13, 1995 of BJ Services Company
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